UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Money Market Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2019

Date of reporting period: 09/30/2018

Item 1	–	Report to Stockholders

SEPTEMBER 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Money Market Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview   For the Six-Month Period Ended September 30, 2018

Noteworthy market conditions for the six-month period ended September 30, 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury issuance and various geopolitical events including trade.

Heading into the end of the third quarter of 2018, at their September 26, 2018 FOMC meeting, the FOMC raised interest rates by 0.25% for the third time this year bringing the Fed Funds target rate range to 2.00%-2.25%. In the statement issued in conjunction with the September meeting, the FOMC remained upbeat about economic growth, employment and inflation, while signaling that gradual hikes in interest rates remain appropriate.

Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion over a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short term credit spreads wider during the first half of the year. These pressures led to money market fund managers generally maintaining a conservative posture leading up to the June and September 2018 FOMC meetings and in advance of seasonal redemptions that occur at quarter end. Credit spreads, as reflected in the differential between three-month London Inter-Bank Offered Rate (“LIBOR”) and overnight index swaps (“OIS”), widened significantly as the market figured out how to digest the surge in front-end supply. The trend continued up until the better-than-expected tax receipts in April where a contraction and stabilization of the credit spreads occurred. This was evidenced by the three-month LIBOR and OIS spread contracting to 40 basis points in June and to 20 basis points in September, down from a high of 60 basis points earlier in the year.

We anticipate an additional 0.25% rate increase by the FOMC in December. While international trade dynamics could eventually become a headwind to economic growth, further rate hikes on a quarterly basis are possible in our view over much of 2019 as long as financial conditions remain reasonably accommodative. By our estimation, credit spreads should remain near recent levels in the weeks ahead. That said, we believe that increased Treasury bill issuance, an ongoing contraction in liquidity in the banking system from the normalization of the Fed’s balance sheet, and year-end balance sheet pressures at certain global systemically important banks could contribute to modest credit spread widening later in the year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of September 30, 2018	BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Institutional	2.06%	2.06%
Service	1.79	1.79
Investor A	1.71	1.71
Investor C	0.96	0.96

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Commercial Paper	51%
Certificates of Deposit	21
Repurchase Agreements	17
Time Deposits	8
Municipal Bonds	1
Other Assets Less Liabilities	2

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.60	$1.01	$1,000.00	$1,024.07	$1.01	0.20%
Service	1,000.00	1,008.20	2.37	1,000.00	1,022.71	2.38	0.47
Investor A	1,000.00	1,007.80	2.77	1,000.00	1,022.31	2.79	0.55
Investor C	1,000.00	1,004.20	6.43	1,000.00	1,018.65	6.48	1.28

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Schedule of Investments (unaudited) September 30, 2018	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Certificates of Deposit — 20.8%

Domestic — 4.1%
Natixis SA, 1.80%, 11/13/18	USD	4,000	$3,996,681
Nordea Bank AB, 2.56%, 05/21/19		8,000	8,000,000
Royal Bank of Canada, (LIBOR USD 1 Month + 0.20%), 2.31%, 05/01/19(a)		3,000	3,000,000
Svenska Handelsbanken, (LIBOR USD 1 Month + 0.18%), 2.40%, 10/26/18(a)		6,000	6,000,000
Toronto-Dominion Bank (The), 2.62%, 06/14/19		3,000	3,000,000

			23,996,681
Euro — 0.5%
KBC Bank NV, 2.37%, 12/10/18		3,000	3,000,000

Yankee — 16.2%(b)
Bank of Nova Scotia, Houston, (LIBOR USD 3 Month + 0.08%), 2.41%, 03/12/19(a)		3,000	3,000,411
Canadian Imperial Bank of Commerce, New York(a):
(LIBOR USD 1 Month + 0.26%), 2.41%, 11/13/18		5,000	5,000,188
(LIBOR USD 1 Month + 0.31%), 2.47%, 07/16/19		4,000	4,000,000
Cooperatieve Rabobank UA, New York, (LIBOR USD 1 Month + 0.17%), 2.28%, 10/04/18(a)		1,278	1,277,997
KBC Bank NV, New York, 2.18%, 10/05/18		17,000	17,000,000
Mitsubishi UFJ Trust & Banking Corp., New York, 2.30%, 12/10/18		9,000	9,000,000
MUFG Bank Ltd., New York, (LIBOR USD 1 Month + 0.16%), 2.27%, 01/07/19(a)		6,000	6,000,000
Oversea-Chinese Banking Corp. Ltd., New York, 2.24%, 11/14/18		4,500	4,500,000
Societe Generale, New York, 2.50%, 02/08/19		2,500	2,500,000
Standard Chartered Bank, New York, (LIBOR USD 3 Month + 0.10%), 2.47%, 03/25/19(a)		5,000	5,000,000
Sumitomo Mitsui Banking Corp., New York, 2.51%, 03/01/19		5,000	5,000,000
Sumitomo Mitsui Trust Bank Ltd., New York(a):
(LIBOR USD 3 Month + 0.12%), 2.46%, 10/05/18		3,000	3,000,000
(LIBOR USD 1 Month + 0.20%), 2.36%, 10/18/18		9,000	9,000,000
(LIBOR USD 3 Month + 0.39%), 2.71%, 12/07/18		2,000	2,000,915
(LIBOR USD 1 Month + 0.18%), 2.31%, 02/08/19		5,000	5,000,051
Swedbank AB, New York(a):
(LIBOR USD 1 Month + 0.35%), 2.48%, 10/09/18		5,000	5,000,000
(LIBOR USD 1 Month + 0.19%), 2.43%, 12/31/18		5,000	5,000,000
Toronto-Dominion Bank, New York, (LIBOR USD 3 Month + 0.11%), 2.50%, 06/28/19(a)		5,000	5,000,000

			96,279,562

Total Certificates of Deposit — 20.8% (Cost: $123,276,243)			123,276,243

Commercial Paper — 51.3%
ABN AMRO Funding USA LLC(c):
2.26%, 10/12/18		7,000	6,995,123
2.32%, 11/16/18		7,000	6,979,786
Albion Capital Corp. SA, 2.21%, 10/05/18(c)		7,000	6,998,273
Australia & New Zealand Banking Group Ltd., (LIBOR USD 3 Month + 0.09%), 2.41%, 06/07/19(a)		3,500	3,500,000
Bedford Row Funding Corp.(a):
(LIBOR USD 3 Month + 0.11%), 2.34%, 01/17/19		2,000	2,000,000
(LIBOR USD 1 Month + 0.27%), 2.40%, 02/11/19		5,000	5,000,000
BNG Bank NV, 2.19%, 10/04/18(c)		20,000	19,996,375
BPCE SA, 2.18%, 10/03/18(c)		10,000	9,998,645
CAFCO LLC, 2.33%, 12/13/18(c)		5,000	4,976,883
Cancara Asset Securitisation LLC, 2.37%, 12/06/18(c)(d)		7,000	6,970,868
CDP Financial, Inc., 2.19%, 10/03/18(c)(d)		15,000	14,998,208
Charta LLC, 2.27%, 11/16/18(c)		3,000	2,991,375

Security		Par (000)	Value
Commercial Paper (continued)
Commonwealth Bank of Australia, (LIBOR USD 1 Month + 0.20%), 2.33%, 11/09/18(a)	USD	10,400	$10,400,000
Crown Point Capital Co. LLC,
2.40%, 12/03/18-12/06/18(d)		5,000	5,000,000
Danske Corp., 2.27%, 10/26/18(c)		5,000	4,992,170
DNB Bank ASA, 2.18%, 10/03/18(c)		20,000	19,997,645
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 2.15%, 10/01/18(c)		25,000	25,000,000
Federation des Caisses Desjardins du Quebec:
2.21%, 10/05/18(c)		10,000	9,997,589
(LIBOR USD 3 Month + 0.13%), 2.44%, 05/21/19(a)		4,000	4,000,000
(LIBOR USD 1 Month + 0.22%), 2.38%, 08/16/19(a)		4,000	4,000,000
HSBC Bank plc, (LIBOR USD 3 Month + 0.18%), 2.49%, 02/22/19(a)		1,399	1,399,598
HSBC USA, Inc., 2.24%, 10/05/18(c)		12,000	11,997,173
ING US Funding LLC(a):
(LIBOR USD 1 Month + 0.27%), 2.39%, 02/06/19		5,500	5,500,000
(LIBOR USD 1 Month + 0.32%), 2.45%, 02/08/19		4,000	4,000,000
Landesbank Baden-Wuerttemberg, 2.25%, 10/02/18(c)		20,000	19,998,789
Mizuho Bank Ltd., 2.52%, 02/22/19(c)		5,000	4,951,100
Mont Blanc Capital Corp., 2.17%, 10/03/18(c)		6,000	5,999,227
National Australia Bank Ltd., (LIBOR USD 1 Month + 0.25%), 2.40%, 11/13/18(a)		7,000	7,000,000
National Securities Clearing Corp., 2.61%, 03/27/19(c)		3,000	2,963,125
Nestle Capital Corp., 2.32%, 12/11/18(c)		5,000	4,976,333
Nieuw Amsterdam Receivables Corp.(c):
2.19%, 10/03/18		6,000	5,999,273
2.39%, 12/03/18		5,000	4,979,875
NRW Bank, 2.56%, 02/20/19(c)		3,000	2,971,363
OMERS Finance Trust, 2.24%, 10/24/18(c)(d)		5,000	4,992,717
Oversea-Chinese Banking Corp. Ltd., (LIBOR USD 1 Month + 0.28%), 2.41%, 11/09/18(a)		2,000	2,000,115
Suncorp-Metway Ltd.(c):
2.37%, 10/10/18		5,000	4,996,850
2.57%, 01/09/19		4,000	3,972,111
Svenska Handelsbanken AB, 2.41%, 01/28/19(c)		3,000	2,976,398
Swedbank AB, 2.22%, 11/21/18(c)		3,000	2,989,928
Toronto-Dominion Bank (The), (LIBOR USD 1 Month + 0.28%), 2.39%, 11/05/18(a)		3,000	3,000,000
Toyota Motor Credit Corp., 2.22%, 10/25/18(c)		6,000	5,990,720
UBS AG(a):
(LIBOR USD 1 Month + 0.40%), 2.51%, 07/02/19		5,000	5,000,000
(LIBOR USD 1 Month + 0.26%), 2.50%, 08/28/19		6,000	6,000,000
Victory Receivables Corp., 2.23%, 10/03/18(c)		5,000	4,999,361

Total Commercial Paper — 51.3% (Cost: $304,446,996)			304,446,996

Municipal Bonds — 1.6%(d)(e)
Jets Stadium Development LLC, Series A-4C, VRDN, 2.25%, 10/05/18		5,000	5,000,000
RBC Municipal Products, Inc. Trust, Series 2017E-82, RB, VRDN (Royal Bank of Canada LOC), 2.19%, 10/05/18(f)		1,000	1,000,000
RIB Floater Trust Various States, Series 19WE, RB, VRDN (Barclays Bank plc LOC), 2.59%, 11/02/18(f)		3,780	3,780,000

Total Municipal Bonds — 1.6% (Cost: $9,780,000)			9,780,000

Time Deposits — 7.8%
Barclays Bank plc, 2.20%, 10/01/18		2,000	2,000,000
Credit Agricole Corporate and Investment Bank SA, 2.16%, 10/01/18		25,000	25,000,000
ING Bank NV, 2.17%, 10/01/18		7,000	7,000,000

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) September 30, 2018	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Time Deposits (continued)
Skandinaviska Enskilda Banken AB, 2.16%, 10/01/18	USD	12,352	$12,352,000

Total Time Deposits — 7.8% (Cost: $46,352,000)			46,352,000

Total Repurchase Agreements — 16.8% (Cost: $100,000,000)			100,000,000

Total Investments — 98.3% (Cost: $583,855,239)			583,855,239

Other Assets Less Liabilities — 1.7%			9,811,493

Net Assets — 100.0%			$593,666,732

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Issuer is a U.S. branch of a foreign domiciled bank.
(c)	Rates are discount rates or a range of discount rates as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
BNP Paribas SA	2.27	%(a)	09/28/18	10/01/18	$4,000	$4,000	$4,000,757	Corporate/Debt Obligations and U.S. Government Sponsored Agency Obligations, 1.79% to 4.37%, due 04/15/20 to 12/25/30	$4,278,302	$4,268,944
JP Morgan Securities LLC	2.35	(a)	09/28/18	10/01/18	4,000	4,000	4,000,783	U.S. Government Sponsored Agency Obligations, 1.27% to 4.13%, due 11/15/45 to 12/17/59	72,033,171	4,280,001
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.27		09/28/18	10/01/18	10,000	10,000	10,001,892	U.S. Government Sponsored Agency Obligation, 4.13%, due 10/11/33	10,251,000	10,200,518
	2.27		09/28/18	10/01/18	45,000	45,000	45,008,513	U.S. Government Sponsored Agency Obligation, 2.06%, due 10/11/19	45,745,000	45,903,236

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$55,000				$56,103,754

Mizuho Securities USA LLC	2.25		09/28/18	10/01/18	22,000	22,000	22,004,125	U.S. Treasury Obligation, 1.63%, due 03/31/19	22,351,200	22,440,028
	2.79	(b)	09/28/18	11/05/18	8,000	8,000	8,023,578	Corporate/Debt Obligations, 2.45% to 4.00%, due 06/30/20 to 03/01/28	8,460,000	8,400,580

Total Mizuho Securities USA LLC						$30,000				$30,840,608

Wells Fargo Securities LLC	2.32	(a)	09/28/18	10/01/18	4,000	4,000	4,000,773	U.S. Government Sponsored Agency Obligation, 4.28%, due 02/25/34	120,291,652	4,280,000
	2.34		09/10/18	10/10/18	3,000	3,000	3,005,850	Corporate/Debt Obligations, 0.00% to 4.13%, due 07/02/20 to 03/16/27	2,974,890	3,150,106

Total Wells Fargo Securities LLC						$7,000				$7,430,106

						$100,000				$102,923,413

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) September 30, 2018	BlackRock Money Market Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$583,855,239	$—	$583,855,239

(a) See above Schedule of Investments for values in each security type.

During the six months ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

September 30, 2018

BlackRock Money Market Portfolio

ASSETS
Investments at value — unaffiliated (cost — $483,855,239)	$483,855,239
Cash	8,279,689
Repurchase agreements at value (cost — $100,000,000)	100,000,000
Receivables:
Capital shares sold	2,702,875
Interest — unaffiliated	411,331
From the Manager	15,916
Prepaid expenses	46,263

Total assets	595,311,313

LIABILITIES
Payables:
Capital shares redeemed	1,181,104
Income dividend distributions	117,469
Service and distribution fees	67,274
Administration fees	19,128
Board realignment and consolidation	7,936
Investment advisory fees	48,448
Trustees’ and Officer’s fees	3,152
Other affiliates	15,230
Other accrued expenses	184,840

Total liabilities	1,644,581

NET ASSETS	$593,666,732

NET ASSETS CONSIST OF
Paid-in capital	$593,619,308
Undistributed net investment income	21,967
Accumulated net realized gain	25,457

NET ASSETS	$593,666,732

NET ASSET VALUE
Institutional — Based on net assets of $312,989,351 and 312,990,938 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$1.00

Service — Based on net assets of $6,973,250 and 6,973,285 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$1.00

Investor A — Based on net assets of $260,815,021 and 260,816,338 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$1.00

Investor C — Based on net assets of $12,889,110 and 12,889,175 shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

September 30, 2018

BlackRock Money Market Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$5,184,009

Total investment income	5,184,009

EXPENSES
Investment advisory	1,102,857
Service and distribution — class specific	353,085
Transfer agent — class specific	147,545
Administration	103,855
Professional	54,601
Administration — class specific	49,012
Registration	47,248
Printing	22,928
Accounting services	21,997
Custodian	18,522
Trustees and Officer	9,795
Board realignment and consolidation	7,936
Miscellaneous	16,816

Total expenses	1,956,197

Less:
Administration fees waived — class specific	(45,791)
Fees waived and/or reimbursed by the Manager	(911,186)
Transfer agent fees waived and/or reimbursed — class specific	(35,995)

Total expenses after fees waived and/or reimbursed	963,225

Net investment income	4,220,784

REALIZED GAIN
Net realized gain from investments	3,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,224,464

See notes to financial statements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Money Market Portfolio
	Six Months Ended 09/30/2018 (unaudited)	Year Ended 03/31/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,220,784	$7,980,516
Net realized gain	3,680	21,777

Net increase in net assets resulting from operations	4,224,464	8,002,293

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,422,471)	(6,618,088)
Service	(49,273)	(68,657)
Investor A	(1,686,825)	(1,254,359)
Investor B	—	(27)
Investor C	(62,215)	(39,385)

Decrease in net assets resulting from distributions to shareholders	(4,220,784)	(7,980,516)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	79,739,384	(211,437,876)

NET ASSETS
Total increase (decrease) in net assets	79,743,064	(211,416,099)
Beginning of period	513,923,668	725,339,767

End of period	$593,666,732	$513,923,668

Undistributed net investment income, end of period	$21,967	$21,967

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio
	Institutional
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017	2016	2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0096		0.0118	0.0061	0.0013	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0004	0.0002	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0096		0.0122	0.0063	0.0014	0.0000		0.0000

Distributions(b)
From net investment income	(0.0096)		(0.0122)	(0.0061)	(0.0013)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0002)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0096)		(0.0122)	(0.0063)	(0.0014)	(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.96	%(e)	1.23%	0.63%	0.13%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.61	%(f)(g)	0.56%	0.56%	0.56%	0.62%		0.69%

Total expenses after fees waived and/or reimbursed	0.20	%(f)(g)	0.20%	0.20%	0.24%	0.22%		0.24%

Net investment income	1.91	%(g)	1.18%	0.61%	0.11%	0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$312,989		$305,669	$569,757	$605,469	$786,626		$857,062

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.62% and 0.20%, respectively.

(g)	Annualized.

See notes to financial statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio (continued)
	Service
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017	2016	2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0082		0.0092	0.0009	0.0008	0.0000	(a)	0.0000	(a)
Net realized gain (loss)	0.0000	(a)	0.0001	0.0024	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0082		0.0093	0.0033	0.0009	0.0000		0.0000

Distributions(b)
From net investment income	(0.0082)		(0.0093)	(0.0009)	(0.0008)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0024)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0082)		(0.0093)	(0.0033)	(0.0009)	(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.82	%(e)	0.93%	0.33%	0.09%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.84	%(f)	0.86%	0.89%	0.85%	0.90%		0.96%

Total expenses after fees waived and/or reimbursed	0.47	%(f)	0.50%	0.50%	0.27%	0.22%		0.24%

Net investment income	1.65	%(f)	0.92%	0.09%	0.10%	0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$6,973		$5,655	$6,191	$520,139	$428,033		$444,820

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio (continued)
	Investor A
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017	2016	2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0078		0.0090	0.0025	0.0007	0.0000	(a)	0.0000	(a)
Net realized gain (loss)	0.0000	(a)	(0.0002)	0.0003	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0078		0.0088	0.0028	0.0008	0.0000		0.0000

Distributions(b)
From net investment income	(0.0078)		(0.0088)	(0.0025)	(0.0007)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0003)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0078)		(0.0088)	(0.0028)	(0.0008)	(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.78	%(e)	0.88%	0.28%	0.08%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.95	%(f)	0.91%	0.97%	0.90%	0.93%		0.91%

Total expenses after fees waived and/or reimbursed	0.55	%(f)	0.54%	0.55%	0.29%	0.22%		0.24%

Net investment income	1.56	%(f)	0.90%	0.25%	0.08%	0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$260,815		$180,873	$122,896	$176,772	$137,381		$280,222

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio (continued)
	Investor C
	Six Months Ended 09/30/2018 (unaudited)		Year Ended March 31,
			2018	2017	2016	2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	0.0041		0.0017	0.0009	0.0010	0.0000	(a)	0.0000	(a)
Net realized gain	0.0001		0.0001	0.0001	0.0001	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0042		0.0018	0.0010	0.0011	0.0000		0.0000

Distributions(b)
From net investment income	(0.0042)		(0.0018)	(0.0009)	(0.0010)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		—	(0.0001)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0042)		(0.0018)	(0.0010)	(0.0011)	(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	0.42	%(e)	0.18%	0.10%	0.10%	0.00%		0.00%

Ratios to Average Net Assets
Total expenses	1.66	%(f)	1.65%	1.62%	1.57%	1.59%		1.58%

Total expenses after fees waived and/or reimbursed	1.28	%(f)	1.24%	0.71%	0.26%	0.22%		0.24%

Net investment income	0.82	%(f)	0.17%	0.09%	0.12%	0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$12,889		$21,727	$26,434	$38,069	$26,568		$25,788

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Money Market Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except as discussed below. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge. Investor A and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Investor C Shares are available only through exchanges and dividend and capital gain reinvestments by current holders. Effective November 8, 2018, Investor C Shares will adopt an automatic conversion feature whereby such Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Services Shares	No	No		None
Investor A Shares	No	No	(a)	None
Investor C Shares	No	No	(a)	None

(a)

Investor A and Investor C Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A or Investor C shares, respectively, of a non-money market BlackRock Fund.

The Fund operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act.

With respect to the Fund, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that the Fund’s weekly liquid assets fall below certain thresholds.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Fund’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Fund for the benefit of the Fund’s remaining shareholders.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.450%
$1 Billion — $2 Billion	0.400
$2 Billion — $3 Billion	0.375
Greater than $3 Billion	0.350

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Distribution fees	—%	—%	0.75%
Service fees	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Total
Service and distribution fees. . . . . . . . .	$7,481	$270,078	$75,526	$353,085

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Total
$25,299	$598	$21,605	$1,510	$49,012

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Investor A	Total
$2,905	$2,905

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended September 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Total
$5,709	$10,414	$717	$16,840

For the six months ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Total
$26,390	$11	$116,940	$4,204	$147,545

Other Fees: For the six months ended September 30, 2018, affiliates received CDSCs as follows:

Investor A	Investor C
$10,549	$741

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C
0.20%	0.50%	0.55%	1.30%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through July 31, 2019, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2018, the Manager waived $906,624, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended September 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration fees waived	$25,298	$20,427	$66	$45,791

	Institutional	Investor A	Total
Transfer agent fees waived and/or reimbursed	$26,390	$9,605	$35,995

In addition, the Fund had a waiver of administration fees, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2018, the amount waived was $2,505.

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager, service and distribution fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2018, the amount reimbursed was $2,057.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,
	2019	2020	2021
Fund Level	$2,948,355	$2,491,718	$909,129
Institutional	156,779	136,145	51,688
Service	82,218	1,367	—
Investor A	130,505	30,976	30,032
Investor C	—	3,823	66

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

	Six Months Ended 09/30/2018	Year Ended 03/31/2018
Institutional
Shares sold	349,908,250	713,086,578
Shares issued in reinvestment of distributions	1,767,323	5,772,493
Shares redeemed	(344,357,524)	(982,965,613)

Net increase (decrease)	7,318,049	(264,106,542)

Service
Shares sold	4,279,246	6,403,826
Shares issued in reinvestment of distributions	49,077	68,551
Shares redeemed	(3,009,914)	(7,009,170)

Net increase (decrease)	1,318,409	(536,793)

Investor A
Shares sold and automatic conversion of shares	197,846,159	163,626,529
Shares issued from conversion(a)	—	36,788
Shares issued in reinvestment of distributions	1,672,078	1,238,828
Shares redeemed	(119,577,680)	(106,927,139)

Net increase	79,940,557	57,975,006

Investor B
Shares sold	—	—
Shares issued in reinvestment of distributions	—	21
Shares converted(a)	—	(36,788)
Shares redeemed and automatic conversion of shares	—	(24,719)

Net decrease	—	(61,486)

Investor C
Shares sold	2,396,175	20,470,222
Shares issued in reinvestment of distributions	60,576	38,724
Shares redeemed	(11,294,382)	(25,217,007)

Net decrease	(8,837,631)	(4,708,061)

Total Net Increase (Decrease)	79,739,384	(211,437,876)

(a)	On December 27, 2017, Investor B Shares converted to Investor A Shares.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Money Market Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years.

The quartile standing of the Fund against its Performance Peers takes into account the Fund’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	23

Disclosure of Investment Advisory Agreement  (continued)

numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Trustee

Mark Stalnecker, Chair Elect of the Board(a) and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee and President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	25

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
RB	Revenue Bonds
VRDN	Variable Rate Demand Notes

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	27

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-9/18-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: December 4, 2018

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